Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-Term Debt [Abstract]
Long-Term Debt

Note 5.  Long-Term Debt

As of December 31, 2012 and 2011, the Company’s outstanding long-term debt consisted of the following:

(In thousands)	2012	2011
Credit facility	$311,022	$324,500
Capital lease obligations	1,203	2,076
	312,225	326,576

Less: current portion of long-term debt	7,900	2,679
	$304,325	$323,897

Credit Facility

On September 8, 2011, Lumos Networks Operating Company, a wholly-owned subsidiary of Lumos Networks, entered into a $370 million post-Business Separation credit facility (the “Credit Facility”).   Funding under the Credit Facility occurred upon the effective date of the Business Separation, which was October 31, 2011.    The Credit Facility consists of a $60 million senior secured five year revolving credit facility (the “Revolver”), $3.5 million of which was outstanding as of December 31, 2012; a $110 million senior secured five year amortizing term loan (the “Term Loan A”); and a $200 million senior secured six year amortizing term loan (the “Term Loan B”).  The proceeds of the Credit Facility were made available to Lumos Networks Operating Company on the effective date of the Business Separation and were used to fund a working capital cash reserve at Lumos Networks and to pay $315 million to NTELOS Inc. (i) to settle with cash the intercompany debt owed to NTELOS as of the Business Separation date ($177.1 million) and, with the balance, (ii) to fund a mandatory repayment on NTELOS’s credit facility resulting from the Business Separation.  Pricing of the Lumos Networks Operating Company credit facility is LIBOR plus 3.25% for the Revolver and the Term Loan A and LIBOR plus 3.50% for the Term Loan B.  The Credit Facility does not require a minimum LIBOR rate.    The Credit Facility is secured by a first priority pledge of substantially all property and assets of Lumos Networks Operating Company and all material subsidiaries, as guarantors, excluding the RLECs.

The Credit Facility includes various restrictions and conditions, including covenants relating to leverage and interest coverage ratio requirements.  At December 31, 2012, Lumos Networks’ leverage ratio (as defined under the credit agreement) was 3.50:1.00 and its interest coverage ratio was 8.00:1.00.  The Credit Facility requires that the leverage ratio not exceed 4.00:1.00 through September 30, 2014 (and 3.75:1.00 thereafter) and the interest coverage ratio not be less than 3.25:1:00.  The Credit Facility also sets a maximum distributable amount that limits restricted payments, including the payment of dividends.  The initial distributable amount was set at $5 million at the date of funding and, on January 1, 2012, the distributable amount was increased by $12 million.  For each year thereafter the amount will be increased by the greater of $12 million or 75% of free cash flow (as defined under the credit agreement).  Based on the excess cash flow calculation for the year ended December 31, 2012, the distributable amount was increased by $12 million on January 1, 2013.  The distributable amount is reduced by any restricted payments including dividend payments.  The distributable amount as of December 31, 2012 was $5.1 million.

Under the terms of the Credit Facility, the Company was required to enter into an interest rate hedge for three years on 50% of the term loans outstanding early in the first quarter of 2012.  In February 2012, the Company entered into a 3% interest rate cap through December 31, 2012 and a delayed interest rate swap agreement from December 31, 2012 through December 31, 2015 whereby the Company swaps three-month LIBOR with a fixed rate of approximately 0.8%.  The Company recognized a $1.9 million loss on derivative instruments as a result of changes in the fair value of the interest rate swap during the year ended December 31, 2012.

In connection with entering into the Credit Facility, the Company has deferred $4.9 million in debt issuance costs which are being amortized to interest expense over the life of the debt using the effective interest method.  Amortization of these costs for the year ended December 31, 2012 was $0.8 million.

The Company receives patronage credits from CoBank and certain other of the Farm Credit System lending institutions (collectively referred to as “patronage banks”) which are not reflected in the interest rates above.  The patronage banks hold a portion of the credit facility and are cooperative banks that are required to distribute their profits to their members.  Patronage credits are calculated based on the patronage banks’ ownership percentage of the credit facility and are received by the Company as either a cash distribution or as equity in the patronage banks.  The current patronage credit percentages are 65% in cash and 35% in equity.  These credits are recorded in the consolidated statement of operations as an offset to interest expense.  The Patronage credits for the year ended December 31, 2012 were $1.0 million.

The aggregate maturities of the Term Loan A and Term Loan B are $7.5 million per year in 2013 and 2014, $13.0 million in 2015, $90.0 million in 2016, $189.5 million in 2017.  The revolver is payable in full in 2016.

The Company’s blended average interest rate on its long-term debt for the year ended December 31, 2012 was 3.79%.

Capital lease obligations

In addition to the long-term debt discussed above, the Company has entered into capital leases on vehicles with original lease terms of four to five years.  In addition, the Company had $0.6 million of capital leases on telephony equipment assumed in a prior acquisition, which were paid in full in the fourth quarter of 2012 in connection with a sale of the related assets.    At December 31, 2012, the carrying value and accumulated depreciation of these assets was $2.5 million and $1.4 million, respectively.   As of December 31, 2012, the total net present value of the Company’s future minimum lease payments was $1.2 million.  As of December 31, 2012, the principal portion of these capital lease obligations was due as follows:  $0.4 million in 2013, $0.3 million in 2014, $0.3 million in 2015, $0.2 million in 2016 and less than $0.1 million thereafter.